Exhibit 10.6

FOURTH AMENDMENT

TO

EMPLOYMENT AGREEMENT

This Fourth Amendment (“Amendment”), entered into as of the 10th day of July, 2026 (the “Effective Date”), amends the Employment Agreement between MATINAS BIOPHARMA HOLDINGS, INC. (the “Company”) and Jerome D. Jabbour (the “Executive”) dated March 22, 2018, as amended by those certain amendments dated as of March 3, 2023, April 30, 2025 and December 12, 2025 (as amended, the “Agreement”). All capitalized terms not defined herein shall have the meanings set forth in the Agreement.

RECITALS

WHEREAS, the Company and the Executive desire to amend the Agreement as provided in this Amendment, to modify the terms of the Retention Bonus thereunder to apply if a “Change in Control” (as defined therein) occurs on or before December 31, 2026.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

1. Retention Bonus.

All references in Section 3.2 to June 30, 2026 shall be revised to read December 31, 2026.

2. Effect of Amendments. Except as specifically amended in this Amendment, the Agreement, the Indemnification Agreement, and the Founding Officer/Director Non-Disclosure and Invention Assignment Agreement to which the Executive is a party with the Company shall continue in full force and effect. This Amendment shall not itself be amended, except as part of any future amendment to the Agreement duly executed by the parties to the Agreement.

3. Miscellaneous.

a. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Company and the Executive and their respective successors, permitted assigns, heirs, beneficiaries and representatives.

b. Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Signature Page Follows

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Effective Date set forth above.

Matinas BioPharma Holdings, Inc.

By:	/s/ Edward Neugeboren
Name:	Edward Neugeboren
Title:	Chair of the Compensation Committee

/s/ Jerome D. Jabbour
Jerome D. Jabbour